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                         CLASS A AND CLASS B SHARES OF

                       AIM GLOBAL GOVERNMENT INCOME FUND
                           AIM STRATEGIC INCOME FUND
                         AIM EMERGING MARKETS DEBT FUND
                        AIM GLOBAL GROWTH & INCOME FUND
                  (SERIES PORTFOLIOS OF AIM INVESTMENT FUNDS)

                    Supplement dated October 16, 1998 to the
          Statement of Additional Information dated September 8, 1998



The first sentence in the second paragraph under the heading "NET ASSET VALUE DETERMINATION" on page 38 of the Statement of Additional Information should be deleted in its entirety and replaced with the following:

"Each equity security held is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid."